                                                                    EXHIBIT 99.2

                                                  ------------------------------
                                                A registration statement has
                                                been filed with the Securities
                                                and Exchange Commission in
                                                connection with the Exchange
                                                Offer. The completion of the
                                                Exchange Offer is dependent upon
                                                the registration statement
                                                becoming effective.
                                                --------------------------------

                               THE HOCKEY COMPANY
                                      AND
                                SPORT MASKA INC.

                         NOTICE OF GUARANTEED DELIVERY

                                  TO EXCHANGE
                                THE OUTSTANDING
                   11 1/4% SENIOR SECURED NOTE UNITS DUE 2009
           OF THE HOCKEY COMPANY AND SPORT MASKA INC. (THE "ISSUERS")

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THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON       , 2002
 UNLESS THE EXCHANGE OFFER IS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE
   WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
--------------------------------------------------------------------------------

    You must use this form or one substantially equivalent to this form to accept the Exchange Offer of The Hockey Company and Sport Maska Inc. (the
"Issuers") made pursuant to the Prospectus and Exchange Offer, dated May   ,
2002 (the "Prospectus"), if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach The Bank of New York, as exchange agent (the "Exchange Agent") prior to
5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer.
Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to the Exchange Agent as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender the 11 1/4% Senior Secured
Note Units due 2009 (the "Units") pursuant to the Exchange Offer, a Letter of
Transmittal (or facsimile thereof) or an electronic confirmation pursuant to the
Depository Trust Company's ATOP system, with any required signature guarantees and any other required documents must also be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:
                              THE BANK OF NEW YORK

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
BY REGISTERED & CERTIFIED MAIL:                BY REGULAR MAIL OR OVERNIGHT COURIER:

THE BANK OF NEW YORK                           THE BANK OF NEW YORK
Reorganization Unit                            Reorganization Unit
15 Broad Street-16th Floor                     15 Broad Street-16th Floor
New York, New York 10007                       New York, New York 10007
Attention: William T. Buckley                  Attention: William T. Buckley

IN PERSON BY HAND ONLY:                        BY FACSIMILE (FOR ELIGIBLE INSTITUTIONS
                                               ONLY):
                                               212-235-2261

THE BANK OF NEW YORK                           FOR INFORMATION OR CONFIRMATION BY TELEPHONE:
Reorganization Unit                            212-235-2352
15 Broad Street-16th Floor
New York, New York 10007
Attention: William T. Buckley

    Delivery of this instrument to an address other than as set forth above, or transmission via facsimile to a number other than as set forth above, will not constitute a valid delivery.

Ladies and Gentlemen:

    Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Issuers the principal amount of Units set forth below pursuant to the guaranteed delivery procedure described in the "The Exchange Offer--Procedures for Exchanging Units; Guaranteed Delivery" section of the Prospectus.

    All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned, and hereunder shall be binding upon the heirs, personal representatives, executives, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

    You may withdraw tenders of debentures at any time prior to the expiration of the Exchange Offer, but the exchange consideration shall not be payable in respect of Units so withdrawn. Any permitted withdrawal of Units may not be rescinded, and any Units properly withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer. Withdrawn Units may, however, be re-tendered by again following one of the appropriate procedures described in the Prospectus at any time prior to the expiration of the Exchange
Offer.

                                       2
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                            PLEASE SIGN AND COMPLETE

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
Signature(s) of holder(s) of Units or          Address:
authorized signatory:
--------------------------------------------   --------------------------------------------
--------------------------------------------   --------------------------------------------
--------------------------------------------   --------------------------------------------

Name(s) of holder(s) of Units:                 Area Code & Telephone No.:
--------------------------------------------   --------------------------------------------
--------------------------------------------   Area Code & Fax No.:
--------------------------------------------   --------------------------------------------

Principal amount of Units:                     If Units will be delivered by book-entry
--------------------------------------------   transfer at The Depository Trust Company,
                                               please provide the account number

                                               DTC Account No. ---------------------------

Certificate No(s). of Units
--------------------------------------------
--------------------------------------------

Date: --------------------------------------

    This Notice of Guaranteed Delivery must be signed by the holder(s) of the Units exactly as their name(s) appear(s) on certificates for Units, or on a security position listing, or by persons authorized to become registered holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery, if signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information:

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

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
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Name(s):
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Capacity:
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Address(es):
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                     DO NOT SEND UNITS WITH THIS FORM. THE UNITS SHOULD BE SENT
                     TO THE EXCHANGE AGENT TOGETHER WITH A PROPERLY COMPLETED AND
                     DULY EXECUTED LETTER OF TRANSMITTAL.
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

                                   GUARANTEE

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

    The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or a correspondent in the United States, hereby (1) represents that each holder of Units on whose behalf this tender is being made "own(s)" the Units tendered hereby within the meaning of Rule 14e-4 under the United States Securities Exchange Act of 1934, as amended,
(2) represents that such tender of Units complies with such Rule 14e-4, and
(3) guarantees that, within two business days from the date of this Notice of Guaranteed Delivery, a properly completed and duly executed Letter of Transmittal (or facsimile thereof), together with certificates representing the old subordinated debentures tendered hereby in proper form for transfer (or confirmation of the book-entry of such Units into DTC's account at a Book-Entry
Transfer Facility, pursuant to the procedure for book-entry set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Exchanging
Units," including delivery of an Agent's Message (as defined in the Letter of Transmittal) in connection therewith), and required documents will be deposited by the undersigned with DTC.

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
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Name of Firm: ------------------------------   --------------------------------------------
                                               AUTHORIZED SIGNATURE
Address: ------------------------------------  NAME:
                                               TITLE:
--------------------------------------------   DATE:
Area Code & Telephone No.:
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

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